Exhibit 32.1                                CERTIFICATION OF PERIODIC REPORT

I, Adam DeBard, Chief Operating Officer, of Global Diversified
Industries, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the period ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 19, 2003                By: /s/  Adam DeBard
                                       Chief Operating Officer (Principal
                                       Accounting and Financial Officer)